UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                                UNIT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     1-9260                   73-1283193
(State of Incorporation)        (Commission File            (IRS Employer
                                     Number)             Identification No.)

                             1000 Kensington Tower,
                                7130 South Lewis,
                              Tulsa, Oklahoma 74136

               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1     Press Release of Unit Corporation dated April 23, 2003

ITEM 9.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     On April 23, 2003, Unit Corporation announced its results of operations and financial condition for the quarter ended March 31, 2003. The press release regarding this announcement is furnished as Exhibit 99.1.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 23, 2003
        --------------
                                UNIT CORPORATION

                             By: /s/ John G. Nikkel
                                ----------------------
                                John G. Nikkel
                                President











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Exhibit Index
-------------

  Exhibit No.                 Description
  -----------                 -----------

         99.1 Press Release, issued by Unit Corporation on April 23, 2003 announcing the first quarter 2003 financial and operating results.











































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